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                                                                   Exhibit 10(b)

                         CONSENT OF SHEARMAN & STERLING

     We hereby consent to the reference to our firm included in Part A and Part B of Mercury Master Trust, filed as part of Amendment No. 14 to the Registration Statement (File No. 811-09049).

                                                     /s/  Shearman & Sterling
                                                     ------------------------
                                                       Shearman & Sterling

New York, New York
March 25, 2003